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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               -------------------




       Date of Report (Date of earliest event reported): February 19, 2004

                               EMCORE CORPORATION
             (Exact name of Registrant as specified in its charter)

           NEW JERSEY             0-22175                      22-2746503
       (State or other     (Commission File Number)          (I.R.S. Employer
       jurisdiction of                                      Identification No.)
        incorporation
       or organization)



                  145 BELMONT DRIVE, SOMERSET, NEW JERSEY 08873
                    (Address of principal offices) (Zip Code)

                                 (732) 271-9090
                Registrant's telephone number including area code

  (Former name or former address, if changed since last report): Not applicable




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ITEM 5.    OTHER EVENTS.

       On February 19, 2004, EMCORE Corporation issued a press release, attached hereto as Exhibit 99.1, announcing the results of its exchange offer.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 EMCORE CORPORATION
                                                 (Registrant)

                                                 By: /s/ Thomas G. Werthan
                                                     ---------------------------
                                                     Thomas G. Werthan
                                                     Chief Financial Officer

Dated:  February 19, 2004

Exhibit           Description
-------           -----------

99.1              Press Release dated February 19, 2004